eAUTOCLAIMS.COM, INC.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         1.       General:
                  -------

                  This Subscription Agreement sets forth the terms under which the undersigned investor, ________________________________________ (the
"Investor"), will invest $______ as evidenced by a Convertible Debenture (the "Debenture") of eAUTOCLAIMS.COM, INC., a Nevada corporation (the "Company").

                  The Company is offering the Debenture to a suitable Investor pursuant to Rules 504, 505 or 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Debenture on the terms and conditions specified herein. The Company reserves the right to accept or reject such subscription offer. If the Investor's offer is accepted, the Company will execute this Subscription Agreement and issue the Debenture. If the Investor's offer is rejected, the payment accompanying this Subscription Agreement will be returned to the Investor, with no interest thereon, together with a notice of rejection.

         2.       Acceptance of Subscription Agreement:
                  ------------------------------------

                  It is understood and agreed by the undersigned that the Company will have the unconditional right to reject this subscription, in whole or in part, if it believes that the undersigned is not a qualified purchaser under Regulation D promulgated under the Securities Act of 1933, as amended, or for any other reason.

         3.       Investor's Representations, Warranties and Covenants:
                  ----------------------------------------------------

                  The Investor represents, warrants and covenants to the Company as follows:

                  a. He acknowledges that he has been furnished with and has been given access to all underlying documents in connection with this transaction as well as such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Debenture. He further acknowledges that the Company has given him the opportunity to obtain additional information and to evaluate the merits and risks of his investment. He acknowledges that he has had the opportunity to ask questions of, and receive satisfactory answers from, the officers and directors of the Company concerning the terms and conditions of the offering.

                  b.  He  acknowledges   that  this  transaction  has  not  been
scrutinized by the United States Securities and Exchange Commission (the 'SEC") or by any state securities commissions.

                  c. He has adequate means of providing for his current and future needs and foreseeable personal contingencies, and has no need for liquidity of his investment in the Debenture.

                  d. He can bear the economic risk of losing his entire investment in the Debenture.

                  e. He is acquiring the Debenture for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

                  f. He does not have an overall  commitment to investments that
are  not  readily   marketable,   including  the  Debenture  and  other  similar
investments, disproportionate to his net worth or gross income.

                  g. He understands that the offer and sale of the Debenture is being made by means of a private placement of Debentures to a small group of prospective investors and that he has read or reviewed and is familiar with this Subscription Agreement.

                  h. He was previously informed that all documents, records and books pertaining to this investment were at all times available at the offices of the Company, 2708 Alt. 19 N., Suite 604, Palm Harbor, FL 34683; that all such documents, records and books pertaining to this investment requested by the Investor have been made available to him and any persons he has retained to advise him; and that he has no questions concerning any aspect of the investment for which he has not previously received satisfactory answers.

                  i. He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this Subscription Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Company and related matters.

                  j. He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (i) hereof.

                  k. HE UNDERSTANDS THAT THE COMPANY HAS A LIMITED FINANCIAL AND OPERATING HISTORY AND THAT THE COMPANY HAS INCURRED OPERATING LOSSES AND IS CURRENTLY OPERATING AT A LOSS.

                  l. HE UNDERSTANDS THAT THE DEBENTURE IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT.

                  m. He understands all aspects of this investment and the risks associated therewith, or have consulted with his own financial adviser who has advised with respect to this investment and neither he nor his advisor, if any, has any further questions with respect thereto.

                  n. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Debenture.

                  o. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

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

                  p. He is purchasing the Debenture without relying on any offering literature or prospectus other than the information set forth herein, information furnished by the Company and the information incorporated herein by reference. The Company has furnished him with copies of the term sheet summarizing the terms of the Debentures, and the Company's Quarterly Report on Form 10-QSB as filed with the SEC on June 14, 2001. In addition to the foregoing documents, the Company incorporates by reference all filings it has made with the SEC. The complete forms of such filings are available for review at www.sec.org, or may be obtained from the Company at the address shown above.

                  q. He is a bona fide resident of the State of ___________________, maintains his principal residence there, and is at least eighteen (18) years of age.

                  r. If he is executing this Subscription Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Subscription Agreement and all other instruments in connection with the purchase of the Debenture, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Debenture subscribed for pursuant to this Subscription Agreement and that the acquisition of the Debenture is an authorized investment of the corporation, partnership, trust or other entity.

                  s.       This   Subscription   Agreement  shall  be  binding
upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

         4.       Conversion, Registration and Lock-Up Provisions:
                  -----------------------------------------------

                  The Debentures are subject to voluntary conversion at the option of the Investor or the Company and mandatory conversion under certain circumstances, all as described in the Debenture. The Investor has certain registration rights with respect to the shares of the Company's Common Stock received by the Investor upon conversion of the Debenture, as described in the Debenture.

         5.       Responsibility and Indemnification:
                  ----------------------------------

                  The Company will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

         6.       Company Solely Responsible for Disclosure;
                  ------------------------------------------
                  No Independent Review or Opinions.
                  ----------------------------------

                  The Company has assumed sole responsibility for compliance with the disclosure requirements of federal and state securities laws in connection with the offer and sale of the Debenture. No law firm, accounting firm, securities broker/ dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. The

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

Company's law firm has not rendered any legal opinions concerning any aspect of the Company's business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Subscription Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that the Company's law firm has rendered no legal opinions described above. For value received, the undersigned does hereby release the Company's law firm and its officers, directors, shareholders and employees from any claim, loss, liability or damage with respect to the foregoing.

         7.       Survival of Representations, Warranties, Covenants and
                  ------------------------------------------------------
                  Agreements:
                  ----------

                  The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Debenture.

         8.       Notices:
                  -------

                  Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to, in the case of the Company, 2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683, and in the case of the Investor, to the address set forth in this Subscription Agreement.

         9.       Miscellaneous:
                  -------------

                  This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement, the Debenture, or any other agreement referred to herein or delivered in connection with this investment. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.


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

         10.      Subscription Amount and Payments:
                  --------------------------------

                  Investor   hereby   subscribes   for  the   herein   described
Convertible Debenture in the amount of $______________ and tenders to the Company the Investor's check payable to the order of eAUTOCLAIMS.COM, INC.

         11. THE UNDERSIGNED HEREBY REPRESENTS THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THE RELATED PRIVATE PLACEMENT MEMORANDUM.

         12.      Suitability Questions:
                  ---------------------

                  Please  answer   completely  all  the  following   suitability
questions.

               a. I am an Accredited Investor because I meet one of the following standards:

               _____ (i) An individual whose individual net worth or joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles).

               _____ (ii) Natural person(s) who had an income in excess of $200,000 (individual) or $300,000 (joint) in each of the years 1999 and 2000 and who reasonably expects an income in excess of $200,000 (individual) or $300,000 (joint) in 2001. For purposes of this offering, individual income shall equal adjusted income, as reported in the Investor's federal tax return, increased by the following amounts: (i) the amount of any tax exempt interest received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and
          (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code. For the individual test, income related to a spouse is excluded.

               ___ (iii) Employee Benefit Plan which has total assets in excess of $5,000,000.

               ___ (iv) A Self-Directed Plan with investment decisions made solely by persons that are accredited investors.

               ___ (v) A Trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of the Securities Act.

               ___ (vi) Any entity in which all of the equity owners are accredited investors.

               b. Do you think you have sufficient knowledge of the Company to evaluate the risks associated with investing in the Debenture?

               Yes_____    No_____   If   you   answered   No   -   why?

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--------------------------------------------------------------------------------

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

               c. If you answered "No" to the preceding question, do you have an Investment Advisor or Purchaser Representative upon whom you rely for investment advice?

               Yes_____ No_____ If so, please provide his name and address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               d. Do you understand the nature of the investment in the Debenture and the risks involved?

               Yes_____ No_____

               e. Do you understand that you will not be able to resell the Debenture which you purchase or the underlying shares of Common Stock into which the Debenture is convertible, unless you do so in an exempt transaction or unless you, or the Company, take steps to register them under the federal Securities Act of 1933 and applicable state securities laws?

               Yes_____ No_____

               f. Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

               Yes_____ No_____

               g. Are you aware that you have the opportunity to inspect the Company's financial records, legal documents, and other records?

               Yes_____ No_____ Did you do so? Yes____ No____

               h. Do you understand that this investment is illiquid?

               Yes_____ No_____

               i. Are you acting for your own account?

               Yes_____ No_____ If No, complete the following:

               (1)  Capacity  in  which  you  are  acting  (agent,   trustee  or
otherwise):_____________________________________________________________

               (2) Name, address and telephone number(s) of person(s) you represent:______________________________________________________________

               (3)    Nature    of    evidence    of     authority     attached:
______________________________________________________________

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of June 2001.

                                           ------------------------------------
                                            Print Name:________________________

                          TYPE OF OWNERSHIP (Check One)
                          -----------------


___      INDIVIDUAL OWNERSHIP       ___     COMMUNITY PROPERTY (One
         (One Signature Required)           Signature Required if Interest in
                                            One Name, Two Signatures Required
                                            if Interest Held in Both Names)

___      JOINT TENANTS WITH RIGHT   ___     TENANTS IN COMMON (Both
         OF SURVIVORSHIP (Both or           or all Parties Must Sign)
         all Parties Must Sign)

___      PARTNERSHIP (Please        ___     GRANTOR TRUST
         Include a Copy of the
         Partnership Agreement
         Authorizing Signature)

___      CORPORATION (Please In-    ___     CUSTODIAN
         include Certified Cor-
         porate Resolution
         Authorizing Signature)

         ___      PROFIT SHARING PLAN       ___      PENSION PLAN

         ___      IRA                       ___      KEOGH

----------------------------------------------------------------------------

WITNESSES:

-------------------------------             -----------------------------------
Print Name:_____________________                     Investor Signature

-------------------------------             -----------------------------------
Print Name:_____________________                     Print or Type Name

                                            -----------------------------------
                                                   Social Security Number

                                            -----------------------------------
                                                       Street Address

                                            -----------------------------------
                                                     City, State and Zip

SUBSCRIPTION ACCEPTED:
eAUTOCLAIMS.COM, INC., a Nevada corporation


By:____________________________
    Eric Seidel, President

                                       7